                                                                   Exhibit 10.20

                      AMENDMENT NO. 1 to CREDIT AGREEMENT
                           Dated as of April 30, 2001

          This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Agreement") is among
                                                          ---------
PEABODY ENERGY CORPORATION (formerly known as P&L Coal Holdings Corporation), a Delaware corporation (the "Borrower"), the Lenders (as defined below), and BANK
                           --------
ONE, NA (formerly known as The First National Bank of Chicago), as administrative agent (in such capacity, the "Administrative Agent").
                                             --------------------

                            PRELIMINARY STATEMENTS:

        1. The Borrower, the Lenders and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of June 9, 1998, by and among the Borrower, the several lenders from time to time parties thereto (the "Lenders"), Lehman Commercial Paper Inc., as syndication
                      -------
agent, Lehman Brothers Inc., as arranger, the Administrative Agent, and Bank of America National Trust & Savings Association and The Fuji Bank, Limited, as documentation agents (the "Credit Agreement"; capitalized terms used and not
                           ----------------
otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

        2. The Borrower has informed the Lenders that it wishes to amend certain provisions of the Credit Agreement, as more particularly described below, in connection with the Borrower's recently announced initial public offering of common stock (the "IPO").
                               ---

        3. Subject to the terms and conditions set forth below, and in consideration of certain agreements of the Borrower and the other Credit Parties set forth herein, the Required Lenders are willing to agree to the amendments described below.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.      Amendments to Credit Agreement.  Upon the terms and subject to
                ------------------------------
the conditions set forth in this Agreement and in reliance on the representations and warranties of the Borrower set forth in this Agreement, the Borrower and the Required Lenders hereby agree to the following amendments to the Credit Agreement:

                a. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

                        1. ""Amendment No. 1" means that certain Amendment No. 1 to Credit Agreement, dated as of April 30, 2001, among the Borrower, the Lenders, and the Administrative Agent."

                        2. ""Amendment No.1 Effective Date" means the date on which all of the conditions precedent to the effectiveness of Amendment No. 1 have been satisfied."
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                        3.      ""IPO" means the initial public offering of
        common stock by the Borrower."

                b. Section 1.1 of the Credit Agreement is hereby further amended as follows:

                        1. The definition of "Consolidated Cash Interest Expense" is hereby amended by adding the following to the end thereof:
        "; provided, further, that for purposes of determining compliance with
        Section 7.1(b), Consolidated Cash Interest Expense shall be calculated after giving pro forma effect to any repayments of Indebtedness made with proceeds of the IPO."

                        2. The definition of "Revolving Loan Sublimit" is hereby amended by deleting the figure "$200,000,000" and replacing it with the figure "$350,000,000" on the second line thereof.

                c. Section 6.10(d) of the Credit Agreement is hereby amended by adding the following proviso to the end thereof: "; provided, further, that from and after the Amendment No. 1 Effective Date, Title Policies and Title Opinions not yet delivered to the Administrative Agent as of the Amendment No. 1 Effective Date will no longer be required to be delivered to the Administrative Agent in connection with Mortgages required to be delivered pursuant to Sections 6.10(c)(i),
        (ii), (iii) and (iv), it being understood that existing Title Policies must remain in full force and effect."

                d. Section 7.1(a) of the Credit Agreement is hereby amended by replacing the chart contained therein with the following chart:

          Fiscal Quarter Ending                 Ratio
          ---------------------                 -----

          6/30/01                                4.00
          9/30/01                                4.00
          12/31/01                               4.00
          3/31/02                                4.00
          6/30/02                                4.00
          9/30/02                                4.00
          12/31/02                               4.00
          3/31/03                                3.75
          6/30/03                                3.75
          9/30/03                                3.75
          12/31/03                               3.75
          3/31/04                                3.50
          Thereafter                             3.50

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                e.      Section 7.1(b) of the Credit Agreement is hereby amended
by replacing the chart therein with the following chart:

          Fiscal Quarter Ending     Ratio
          ---------------------     -----

          6/30/01                    2.25
          9/30/01                    2.25
          12/31/01                   2.25
          3/31/02                    2.25
          6/30/02                    2.25
          9/30/02                    2.25
          12/31/02                   2.25
          3/31/03                    2.50
          Thereafter                 2.50


                f. Section 7.7(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                        "(a) Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its Capital Stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any shares of any class of its Capital Stock or set aside any amount for any such purpose, except that, following consummation of the IPO, so long as no Default or Event of Default has occurred and is continuing, the Borrower may pay dividends on its common stock in an amount not to exceed (i) $25,000,000 during fiscal year 2002 and (ii) for each fiscal year thereafter, the greater of (x) 10% of Consolidated EBITDA for such fiscal year and (y) $25,000,000; provided, however, that any Restricted Subsidiary may declare and pay dividends or make other distributions to the Borrower or another Subsidiary that is a Credit Party."

                g. Section 7.9(k) of the Credit Agreement is hereby amended by adding the clause "(i) Investments in Joint Ventures in existence on the Amendment No. 1 Effective Date and set forth on Schedule 1(f) to Amendment No.1 and (ii) in addition to the Investments permitted under clause (i) hereof," at the beginning thereof.

                h. Section 7.9 of the Credit Agreement is hereby further amended by deleting the "and" at the end of clause (p) thereof and adding at the end of such Section, immediately after the figure "$50,000,000" in clause (q), the following: "; and (r) so long as no Event of Default has occurred and is continuing, Investments consisting of purchases of Senior Notes and Subordinated Notes pursuant to the provisions of Section 7.10(a)"

                i. Section 7.10(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                        "(a) Make any optional payment or prepayment on or redemption or purchase of, or deliver any funds to any trustee for the prepayment, redemption or

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

  defeasance of, the Senior Notes or the Subordinated Notes (whether upon acceleration of the maturity thereof, upon a "Change of Control" (as defined in the Senior Notes Indenture or the Subordinated Notes Indenture) or otherwise), provided, however, that proceeds from the IPO in excess of an amount necessary to repay in full all Term Loans then outstanding may be used to prepay, redeem, purchase, repurchase, defease or discharge the Senior Notes and/or the Subordinated Notes; provided that the Term Loans are previously or simultaneously repaid in full in cash, or (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the material terms of any Senior Notes Documents or Subordinated Notes Documents (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon)."

  2.    Conditions to Effectiveness.  The effectiveness of this Agreement is
        ---------------------------
conditioned upon satisfaction of the following conditions precedent:

        a. the Administrative Agent shall have received signed written authorization from the Required Lenders to execute this Agreement, and shall have received counterparts of this Agreement signed by the Borrower and of the Consent of Credit Parties attached hereto (the "Consent") signed by the Credit Parties;

        b. each of the representations and warranties in Section 3 below shall be true and correct in all material respects;

        c. after giving effect to the amendments set forth in Section 1 hereof, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement or any other Credit Document;

        d. the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) for which invoices have been presented, on or before the Amendment No. 1 Effective Date;

        e. the Administrative Agent shall have received legal opinions from the general counsel to the Borrower and Simpson Thacher & Bartlett, New York counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, dated as of the Amendment No. 1 Effective Date and addressed to each of the Administrative Agent, the Syndication Agent, the Arranger, the Documentation Agents and the Lenders, as to the enforceability of this Agreement and the Credit Agreement (as amended hereby) and related corporate matters;

        f. the Administrative Agent shall have received satisfactory evidence that the execution, delivery and performance of this Agreement (including, without limitation, the amendments to the Credit Agreement contained herein) have been duly approved by all necessary corporate action of the Borrower;

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

        g. the Administrative Agent shall have received written confirmation from the Persons issuing the existing Title Policies that such Title Policies shall remain in full force and effect after giving effect to this Agreement;

        h. the Borrower shall have received at least $250,000,000 in gross cash proceeds from the IPO; and

        i. the Administrative Agent shall have received, for the account of each Lender who consents to this Agreement in writing on or prior to April 30, 2001, a consent fee equal to 0.25% of the sum of the Revolving Credit Commitments and Term Loans of such Lender outstanding on such date.

  3.    Representations and Warranties.  The Borrower represents and warrants
        ------------------------------
to the Administrative Agent and the Lenders as follows:

        a.      Authority.  Each of the Credit Parties has the requisite
                ---------
corporate power and authority to execute and deliver this Agreement and the Consent, as applicable, and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). The execution, delivery and performance by the Borrower and each other Credit Party of this Agreement, the Consent (as applicable), the Credit Agreement (as modified hereby) and the transactions contemplated hereby and thereby have been duly approved by all necessary corporate action of such Person and no other corporate proceedings on the part of each such Person are necessary to consummate such transactions (except as expressly contemplated hereby and thereby).

        b.      Enforceability.  This Agreement has been duly executed and
                --------------
delivered by the Borrower. The Consent has been duly executed and delivered by each Credit Party. This Agreement, the Consent and each Credit Document (as modified hereby) is the legal, valid and binding obligation of each Credit Party hereto and thereto, enforceable against such Credit Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and is in full force and effect.

        c.      Representations and Warranties.  The representations and
                ------------------------------
warranties contained in each Credit Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

        d.      No Default.  After giving effect to the amendments set forth in
                ----------
Section 1 hereof, no event has occurred and is continuing that constitutes a Default or Event of Default.

  4.    Reference to and Effect on Credit Agreement.
        -------------------------------------------

        a. Upon and after the effectiveness of this Agreement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit

Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

        b. Except as specifically modified above, the Credit Agreement and the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

        c. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Credit Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Credit Documents.

  5.    Counterparts.  This Agreement may be executed in any number of
        ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

  6.    Severability.  Any provision of this Agreement that is prohibited or
        ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

  7.    Governing Law.  This Agreement shall be governed by, and construed in
        -------------
accordance with, the laws of the State of New York.

                           [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                 PEABODY ENERGY CORPORATION (f/k/a P&L Coal
                                 Holdings Corporation),
                                 a Delaware corporation


                                 By:
                                    ------------------------------
                                    Name:
                                    Title:


                                 BANK ONE, NA (f/k/a The First National Bank of Chicago), as Administrative Agent, on behalf of the Required Lenders


                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                                                   Schedule 1(f)
                                                                   -------------

                            JOINT VENTURES EXISTING
                      AS OF AMENDMENT NO. 1 EFFECTIVE DATE

Black Beauty Coal Company and Affiliates (see note below):
 .  Black Beauty Coal Company
     [ ]  Black Beauty Underground, Inc.
     [ ]  Black Beauty Mining, Inc.
     [ ]  GIBCO Motor Express, Inc.
     [ ]  GIBCO Motor Express, LLC
     [ ]  United Minerals Company, LLC
          [_]  Kentucky United, LLC (Lanham)
     [ ]  Enterprise Mine, LLC
     [ ]  SCC Holding LLC
     [ ]  Sugar Camp Coal, LLC
          [_]  Black Beauty Illinois, LLC
          [_]  Arclar Company, LLC
 .  Black Beauty Equipment Company
     [ ]  Sugar Camp Properties
 .  Eagle Coal Company
 .  Falcon Coal Company

Kanawha Eagle Coal, LLC



Note: Black Beauty Coal Company and affiliates were treated as joint venture investments for purposes of Section 7.9(k) pursuant to the Consent and Waiver dated as of March 2, 1999.

                           CONSENT OF CREDIT PARTIES
                           Dated as of April 30, 2001

         The undersigned, as Guarantors and as Grantors under the "Guarantee and Collateral Agreement" and as Grantors under the "Trademark Security Agreement" and each "Patent Security Agreement" (as such terms are defined in and under the Credit Agreement referred to in the foregoing Amendment No. 1), each hereby consents and agrees to the foregoing Amendment No. 1 and hereby confirms and agrees that (i) each of the Guarantee and Collateral Agreement, Trademark Security Agreement and each Patent Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Amendment No. 1, each reference in the Guarantee and Collateral Agreement, the Trademark Security Agreement and each Patent Security Agreement to the "Credit Agreement", "thereunder", "thereof" and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by said Amendment No. 1, (ii) the Guarantee and Collateral Agreement and all of the Collateral described therein does, and shall continue to, secure the payment of all of the Obligations as defined in the Guarantee and Collateral Agreement, (iii) the Trademark Security Agreement and all of the Collateral described therein does, and shall continue to, secure the payment of all of the Obligations as defined in the Guarantee and Collateral Agreement and (iv) each Patent Security Agreement and all of the Collateral described therein does, and shall continue to, secure the payment of all of the Obligations as defined in the Guarantee and Collateral Agreement.

                           [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Consent of Credit Parties to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                         PEABODY ENERGY CORPORATION (f/k/a P&L Coal Holdings Corporation)
                         AFFINITY MINING COMPANY
                         ARID OPERATIONS, INC.
                         BIG SKY COAL COMPANY
                         BLUEGRASS COAL COMPANY
                         CABALLO COAL COMPANY
                         CHARLES COAL COMPANY
                         CLEATON COAL COMPANY
                         COAL PROPERTIES CORP.
                         COLONY BAY COAL COMPANY
                         COOK MOUNTAIN COAL COMPANY
                         COTTONWOOD LAND COMPANY
                         DARIUS GOLD MINE, INC.
                         EACC CAMPS, INC.
                         EASTERN ASSOCIATED COAL CORP.
                         EASTERN ROYALTY CORP.
                         GALLO FINANCE COMPANY
                         GOLD FIELDS CHILE, S.A.
                         GOLD FIELDS MINING CORPORATION
                         GOLD FIELDS OPERATING COMPANY ORITZ
                         GRAND EAGLE MINING, INC.
                         HAYDEN GULCH TERMINAL, INC.
                         HIGHLAND MINING COMPANY
                         HILLSIDE MINING COMPANY
                         INDEPENDENCE MATERIAL HANDLING
                            COMPANY
                         INTERIOR HOLDINGS CORP.
                         JAMES RIVER COAL TERMINAL COMPANY
                         JUNIPER COAL COMPANY
                         KAYENTA MOBILE HOME PARK, INC.
                         MARTINKA COAL COMPANY
                         MIDCO SUPPLY AND EQUIPMENT
                            CORPORATION
                         MIDWEST COAL RESOURCES, INC.
                         MOUNTAIN VIEW COAL COMPANY
                         NORTH PAGE COAL CORPORATION

                         By:______________________________________
                            Name:

                            Title:
                         OHIO COUNTY COAL COMPANY
                         PATRIOT COAL COMPANY, L.P.
                         PEABODY AMERICA, INC.
                         PEABODY COAL COMPANY
                         PEABODY COAL SALES COMPANY
                         PEABODY COALTRADE, INC.
                         PEABODY DEVELOPMENT COMPANY
                         PEABODY DEVELOPMENT LAND HOLDINGS,
                            LLC
                         PEABODY ENERGY SOLUTIONS, INC
                         PEABODY HOLDING COMPANY, INC.
                         PEABODY NATURAL GAS, LLC
                         PEABODY NATURAL RESOURCES COMPANY
                         PEABODY SOUTHWESTERN COAL COMPANY
                         PEABODY TERMINALS, INC.
                         PEABODY WESTERN COAL COMPANY
                         PEABODY VENEZUELA COAL CORP.
                         PINE RIDGE COAL COMPANY
                         PORCUPINE PRODUCTION, LLC
                         PORCUPINE TRANSPORTATION, LLC
                         POWDER RIVER COAL COMPANY
                         RIO ESCONDIDO COAL CORP.
                         RIVERS EDGE MINING, INC.
                         SENECA COAL COMPANY
                         SENTRY MINING COMPANY
                         SNOWBERRY LAND COMPANY
                         STERLING SMOKELESS COAL COMPANY

                         By:______________________________________
                            Name:
                            Title:


                         THOROUGHBRED, L.L.C.

                         By: Peabody Holding Company, its Manager

                         By:______________________________________
                            Name:
                            Title: